UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2007

Santander BanCorp

(Exact name of Registrant as specified in its charter)

Commonwealth of Puerto Rico	001-15849	66-0573723
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation or organization)		Identification No.)

207 Ponce de León Avenue
San Juan, Puerto Rico 00917
Address of Principal Executive Offices,
Including Zip Code

(787) 777-4100
Registrant's telephone number,
including area code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of operations and Financial Condition

On May 10, 2007 Santander Bancorp (the "Corporation") issued a press release announcing its unaudited operational results for the quarter ended March 31, 2007, a copy of which is attached as Exhibit 99.1, to this Current Report on Form 8-K and incorporated herein by reference. The information in this Form 8-K, including Item 9.01 and Exhibit 99.1 shall be deemed to be filed for purpose of the Securities Exchange Act of 1934, as amended.

 ITEM 9.01 Financial Statements and Exhibits

    Exhibits

The following exhibit shall be deemed to be furnished for purpose of the Securities Exchange Act of 1934, as amended.

99.1 Press release dated May 10, 2007, announcing Santander BanCorp's consolidated earnings for the quarter ended March 31, 2007.

99.2 Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP

Dated:	May 10, 2007	By:	/s/ María Calero Padrón
María Calero Padrón
Executive Vice President and
Chief Accounting Officer

EXHIBIT 99.1

PRESS RELEASE

EXHIBIT 99.1